UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2005, the registrant changed its name from Allmerica Financial Corporation to The Hanover Insurance Group, Inc. The change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly-owned subsidiary of the registrant into the registrant. The registrant was the surviving corporation and, in connection with the merger, the registrant amended its Certificate of Incorporation to change the registrant’s name to The Hanover Insurance Group, Inc., pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 2.1. The registrant also amended its By-laws to reflect the name change.

The registrant’s common stock now trades on the New York Stock Exchange under the symbol “THG” and has been assigned the CUSIP number 410867 10 5. The registrant’s 7 5/8% Senior Debentures due 2025 now trade on the New York Stock Exchange under the symbol “THG-25” and have been assigned the CUSIP number 410867 AA 3. Although it is not necessary to do so, holders of common stock certificates who desire to exchange their certificates for certificates that have the new corporate name and CUSIP number may do so by mailing the certificates to the Company’s transfer agent, Computershare. Holders of common stock in brokerage accounts who desire to exchange certificates should contact their stockbrokers. Any costs associated with the exchange will be the responsibility of the stockholder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 1.01, the registrant’s Certificate of Incorporation and By-laws have been amended, effective December 1, 2005, to change the registrant’s name to The Hanover Insurance Group, Inc. Other than changing the registrant’s name, no amendments were made to the registrant’s Certificate of Incorporation or By-laws.

Item 7.01	Regulation FD Disclosure.

On December 1, 2005, the registrant issued a press release announcing the effectiveness of the change in its name. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01. Such information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 2.1	Certificate of Ownership and Merger, dated November 22, 2005, merging a wholly-owned subsidiary of the registrant into the registrant pursuant to Section 253 of the General Corporation Law of the State of Delaware.

Exhibit 99.1	Press Release, dated December 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: December 1, 2005	By:	/S/ CHARLES F. CRONIN
Vice President and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	Certificate of Ownership and Merger, dated November 22, 2005, merging a wholly-owned subsidiary of the registrant into the registrant pursuant to Section 253 of the General Corporation Law of the State of Delaware.

Exhibit 99.1	Press Release, dated December 1, 2005.